UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/05/2015

Sypris Solutions, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-24020

DE	61-1321992
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

101 Bullitt Lane, Suite 450, Louisville, KY 40222
(Address of principal executive offices, including zip code)

502-329-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As described in Item 5.07 below, at the 2015 Annual Meeting of Stockholders of Sypris Solutions, Inc. (the "Company") held on May 5, 2015, stockholders approved the 2015 Sypris Omnibus Plan. Generally, the Plan authorizes cash bonuses, awards of stock (restricted and unrestricted), stock options and stock appreciation rights to directors, officers and other employees of the Company, with respect to, in the aggregate, up to 3,000,000 shares of Common Stock, plus 473,021 shares remaining under the 2010 Sypris Omnibus Plan.

A summary of the material terms of Plan appear beginning on page 29 of the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 6, 2015 (the "Proxy Statement"). The foregoing description is qualified in its entirety by reference to the text of the Plan filed as Exhibit A to the Proxy Statement.

Item 5.07.    Submission of Matters to a Vote of Security Holders

The 2015 Annual Meeting of Stockholders of the Company was held in Louisville, Kentucky on May 5, 2015, for the purpose of voting on the proposals described below. The total number of shares of common stock outstanding as of March 10, 2015, the record date of the Annual Meeting of Stockholders, was 20,456,044.

Matters submitted to stockholders at the meeting and the voting results thereof were as follows:

Proposal 1: Election of Directors.

The stockholders of the Company elected each of the director nominees proposed by the Company's Board of Directors to serve until the 2018 Annual Meeting of Stockholders and until their successors are duly elected and qualified. The following is a breakdown of the voting results: (1) John F. Brinkley: 15,045,930 for, 1,057,610 withheld, and no broker non-votes;(2) Robert E. Gill: 15,337,978 for, 765,562        withheld, and no broker non-votes; (3) William L. Healey: 15,099,457 for, 1,004,083 withheld, and no broker non-votes.

Proposal 2: Approval of 2015 Sypris Omnibus Plan

The stockholders of the Company approved the 2015 Sypris Omnibus Plan. Generally, the Plan authorizes cash bonuses, awards of stock (restricted and unrestricted), stock options and stock appreciation rights to directors, officers and other employees of the Company, with respect to, in the aggregate, 3,000,000 shares of Common Stock, plus 473,021 shares remaining under the 2010 Sypris Omnibus Plan.   The following is a breakdown of the voting results:

FOR                        AGAINST                 ABSTAIN                BROKER NON-VOTES

12,220,229                3,749,617            133,694                  0

Proposal 3: Approval of Advisory Vote on Named Executive Officer Compensation

The stockholders of the Company approved an advisory resolution approving the compensation of the Company's named executive officers as disclosed in the Proxy Statement. The following is a breakdown of the voting results:

FOR                        AGAINST                ABSTAIN                BROKER NON-VOTES

15,325,356                644,647                133,537                        0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sypris Solutions, Inc.

Date: May 06, 2015	By:	/s/ John R. McGeeney
John R. McGeeney
Vice President, General Counsel and Secretary